UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 9, 2021

Emerging Markets Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Emerging Markets Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Oaktree Fund Advisors, LLC to serve as a new non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Oaktree Capital Management, L.P. as a non-discretionary money manager to the Fund. These changes became effective on June 8, 2021.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at https://connect.rightprospectus.com/russellinvestments until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 9, 2021

To Shareholders of the Emerging Markets Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Oaktree Fund Advisors, LLC (“Oaktree”) to serve as a new non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Oaktree Capital Management, L.P. (“Oaktree Capital”) as a non-discretionary money manager to the Fund. This change became effective on June 8, 2021.

The attached Information Statement provides information about Oaktree, the new portfolio management contract with Oaktree and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Kari Seabrands
Assistant Treasurer
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

EMERGING MARKETS FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Emerging Markets Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund employs a multi-manager approach whereby RIM manages a portion of the Fund’s assets based upon model portfolios provided by multiple non-discretionary money managers unaffiliated with RIM who employ distinct investment styles. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages the portion of the Fund’s assets that RIM determines not to manage based upon model portfolios provided by the Fund’s money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On May 25, 2021, the Board authorized the signing of a portfolio management contract to engage Oaktree Fund Advisors, LLC (“Oaktree”) as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIM. On that same date, the Board also authorized the termination of a similar portfolio management contract with Oaktree Capital Management, L.P. (“Oaktree Capital”) a non-discretionary money manager for the Fund. On May 25, 2021, the portfolio management contract with Oaktree Capital was terminated.

Portfolio Management Contract

Effective May 25, 2021, RIM, as fiduciary for RIC, entered into a new portfolio management contract with Oaktree. The contract will continue until May 31, 2022. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Oaktree and by Oaktree upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Oaktree, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple non-discretionary money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 25, 2021, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and Oaktree. The Trustees approved the terms of the proposed portfolio management contract with Oaktree based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the money manager’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures in relation to the money manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed money manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, the proposed changes including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM would not change the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, would not change its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their May 21, 2021 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Oaktree, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to its strategy. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 1.14% (estimated to be $17,112,518 based on an assumed average asset level of $1,501,098,069 for the twelve months ended October 31, 2020, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.26% (estimated to be $3,902,885 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.26% (estimated to have been $3,902,885 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Oaktree.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Oaktree acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2021
RiverNorth Capital Management	$39 million
Vanguard Emerging Markets Select Stock Fund	$143 million

Additional Information About Oaktree

Oaktree Fund Advisors, 333 S. Grand Avenue 28th Floor Los Angeles, CA 90071, is indirectly owned and controlled by Brookfield Asset Management, Inc., Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281-1023, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Oaktree, all located at 333 S. Grand Avenue 28th Floor Los Angeles, CA 90071 or 680 Washington Blvd., 6th Floor

Stamford, CT 06901, are listed below.

Name	Principal Occupation/Title
Howard Marks	Co-Chairman
Bruce Karsh	Co-Chairman
John Frank	Vice Chairman
Sheldon Stone	Principal
John Brady	Managing Director
Frank Carroll	Managing Director
Julio Herrera	Managing Director
Tim Jensen	Managing Director
Edgar Lee	Managing Director
Bob O’Leary	Managing Director
David Rosenberg	Managing Director
Rajath Shourie	Managing Director
Andrew Watts	Managing Director
Ian Schapiro	Managing Director
Alan Adler	Managing Director
Bill Casperson	Managing Director
Steve Choi	Managing Director
Peter Corbell	Managing Director
Ambrose Fisher	Managing Director
Francoise Giacalone	Managing Director
Rich Goldstein	Managing Director
Keith Gollenberg	Managing Director
Justin Guichard	Managing Director
Mark Jacobs	Managing Director
Jason Keller	Managing Director
Jordon Kruse	Managing Director
Brian Laibow	Managing Director
Todd Liker	Managing Director
Eric Linvingstone	Managing Director

Raj Makam	Managing Director
Andrew Osler	Managing Director
Rob Perelson	Managing Director
Steve Prado	Managing Director
Pedro Sanchez-Mejorada	Managing Director
Derek Smith	Managing Director
Stu Spangler	Managing Director
Janet Wang	Managing Director
Matt Wilson	Managing Director
David Yee	Managing Director
George Leiva	Managing Director
Mary Knobler	Managing Director
Carolyn O’Brien	Managing Director
Sam Rotondo	Managing Director
Todd Molz	Managing Director
Rich Ting	Managing Director
Kristin Scott	Managing Director
Brian Beck	Managing Director
Shirley Lo	Managing Director
Emily Stephens	Managing Director
Martin Boskovitch	Managing Director
Jay Ghiya	Managing Director
Nicole Adrien	Managing Director
Joe Fergus	Managing Director
Tony Harrington	Managing Director
John Sweeney	Managing Director
Armen Panossian	Managing Director
Mel Carlisle	Managing Director
John Edwards	Managing Director
Iris Fein	Managing Director
Brian Grefsrud	Managing Director
Milwood Hobbs	Managing Director
David Orkin	Managing Director
Bill Santangelo	Managing Director
Ben Bianchi	Managing Director
Michael Cardito	Managing Director
Peter Chang	Managing Director
Cary Kleinman	Managing Director
Emmet McCann	Managing Director
Rob Ackerman	Managing Director
Bill Kelly	Managing Director
Talbot Carleton	Managing Director
Lisa Kenyon	Managing Director
Ossama Ghebrial	Managing Director
Dan Levin	Managing Director
Andrea Williams	Managing Director
Adam Pierce	Managing Director
Alexis Otto	Managing Director
Caleb Kramer	Managing Director
Christopher Boehringer	Managing Director
David Snelgrove	Managing Director
Fernando Alvarez Jimenez	Managing Director
Hermann Dambach	Managing Director
James Van Steenkiste	Managing Director
Jason Lee	Managing Director
Jay Wintrob	Chief Executive Officer
Jean Rollier	Managing Director
John Forth	Managing Director

Karim Khairallah	Managing Director
Madelaine Jones	Managing Director
Manish Desai	Managing Director
Nael Khatoun	Managing Director
Pearlyn Chong	Managing Director
Pedro Urquidi	Managing Director
Peyman Saidi-Ardestani	Managing Director
Doug Allen	Managing Director
Federico Canciani	Managing Director
Brad Howard	Managing Director
Dominic Keenan	Managing Director
Jerilyn McAniff	Managing Director
Zach Serebrenik	Managing Director
Cass Traub	Managing Director
Paul Van Wyk	Managing Director
Matt Pendo	Managing Director
Mahesh Balakrishnan	Managing Director
Kaj Vazales	Managing Director
Zeljka Bosner	Managing Director
Byron Beath	Managing Director
Michelle Swanenburg	Managing Director
Kimberly Backman	Managing Director
Yi Zhang	Managing Director
Rodney Vencachatellum	Managing Director
Baptiste Vaissie	Managing Director
Viren Shah	Managing Director
Doug Powell	Managing Director
Jared Parker	Managing Director
Kim Larin	Managing Director
Bryan Groppi	Managing Director
Ryan Delaney	Managing Director
Vincent Catherine	Managing Director
Charles Blackburn	Managing Director
Nicholas Weber	Managing Director
Ben Coughlin	Managing Director
Steven Tesoriere	Managing Director
Raymond Chan	Managing Director
Takeshi Tsubota	Managing Director
Brendan Beer	Managing Director
Julian Acebo	Managing Director
Mari Adario	Managing Director
Thomas Casarella	Managing Director
Rachel Chao	Managing Director
Chris Fanning	Managing Director
Jesse Huff	Managing Director
Mark Hulbert	Managing Director
Amy Johannes	Managing Director
Taejo Kim	Managing Director
Andreas Kraemer	Managing Director
Jean-Pierre Latrille	Managing Director
Patrick McCaney	Managing Director
David Quick	Managing Director
Petar Raketic	Managing Director
Alap Shah	Managing Director
Andrew Shuleschenko	Managing Director
Colin Smith	Managing Director
Jennifer Spendlove	Managing Director
Matias Stitch	Managing Director

Max Wong	Managing Director
Eric Johnson	Managing Director
James Burchetta	Managing Director
Pearl Chang	Managing Director
Atif Chaudhry	Managing Director
Stephen Collins	Managing Director
Jessica Curran	Managing Director
Wayne Dahl	Managing Director
Jay Daryanani	Managing Director
Peter Deschner	Managing Director
Juan Espinoza	Managing Director
Martin Graham	Managing Director
Tom Jaggers	Managing Director
Ronnie Kaplan	Managing Director
Jared Lazarus	Managing Director
Daniel Saieh	Managing Director
Rob Self	Managing Director
Savan Shah	Managing Director
John Van Benschoten	Managing Director
Pablo Velez Calvo	Managing Director
Rengasamy Velu	Managing Director
Karen Wang	Managing Director
Alfredo Viegas	Managing Director
Francesco Giuliani	Managing Director
Dror Karidi	Managing Director
Jonatan Plavnick	Managing Director
Soonwoong Kook	Managing Director
Nicholas Basso	Managing Director
Guillaume Bayol	Managing Director
Craig Borcherding	Managing Director
David Brown	Managing Director
Alejandro Cano	Managing Director
Samuele Cappelletti	Managing Director
Antonin de Margerie	Managing Director
Peter DiMartino	Managing Director
Alison Endemano	Managing Director
Tracy Freeman	Managing Director
Bala Ganesan	Managing Director
Adam Gray	Managing Director
Ramzi Habibi	Managing Director
Brook Hinchman	Managing Director
Durga Kanumilli	Managing Director
Heiko Keppler	Managing Director
Raghav Khanna	Managing Director
Yusef Kudsi	Managing Director
Atul Mehta	Managing Director
Warren Min	Managing Director
Danielle Poli	Managing Director
Sanjay Rathod	Managing Director
Amy Rice	Managing Director
John Sievers	Managing Director
Alexander Taubman	Managing Director
Raj Yapa	Managing Director
John Keleghan	Managing Director
Michael Nadeau	Managing Director
Fraser Brown	Managing Director
Peter Preisler	Managing Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Oaktree. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Oaktree, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Oaktree or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 9, 2021

U.S. Small Cap Equity Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the U.S. Small Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of BAMCO, Inc. to serve as a new non-discretionary money manager to the Fund. This change became effective on June 8, 2021.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at https://connect.rightprospectus.com/russellinvestments until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 9, 2021

To Shareholders of the U.S. Small Cap Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of BAMCO, Inc. (“BAMCO”) to serve as a new non-discretionary money manager to the Fund. This change became effective on June 8, 2021.

The attached Information Statement provides information about BAMCO, the new portfolio management contract with BAMCO and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Kari Seabrands
Assistant Treasurer
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

U.S. SMALL CAP EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the U.S. Small Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIM. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to discretionary money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On May 25, 2021, the Board authorized the signing of a portfolio management contract to engage BAMCO, Inc. (“BAMCO”) as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIM.

Portfolio Management Contract

Effective May 25, 2021, RIM, as fiduciary for RIC, entered into a new portfolio management contract with BAMCO. The contract will continue until May 31, 2022. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to BAMCO and by BAMCO upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with BAMCO, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection or recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in or recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 25, 2021, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and BAMCO. The Trustees approved the terms of the proposed portfolio management contract with BAMCO based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the new money manager’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures in relation to the money manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed money manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $1.5 billion (as of December 31, 2020), the proposed changes including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM would increase by approximately $46,702 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, decrease its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their May 21, 2021 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including BAMCO, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of all the assets allocated to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.70% (estimated to be $9,695,089 based on an assumed average asset level of $1,385,012,679 for the twelve months ended October 31, 2020, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.253% (estimated to be $3,504,082 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.256% (estimated to have been $3,545,632 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with BAMCO.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

BAMCO acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2021
RIF U.S. Small Cap Equity Fund	$262 million

Additional Information About BAMCO

BAMCO, Inc., 767 Fifth Avenue, 49th Floor, New York, NY 10153, is a wholly-owned subsidiary of Baron Capital Group (“BCG”). BCG is majority owned and controlled by Ron Baron, David Baron and Michael Baron.

The names and principal occupations of the principal executive officers and each director or general partner of BAMCO, all located at 767 Fifth Avenue, 49th Floor, New York, NY 10153, are listed below.

Name	Principal Occupation/Title
Ron Baron	Chief Executive Officer, Trustee, Portfolio Manager, Director
Linda Martinson	President, Chief Operating Officer, Chairman of Baron Funds, Trustee, Director
David Baron	Vice President, Portfolio Manager, Director
Michael Baron	Vice President, Portfolio Manager, Director
Cliff Greenberg	Senior Vice President, Co-Chief Investment Officer, Portfolio Manager, Director
Andrew Peck	Senior Vice President, Co-Chief Investment Officer, Portfolio Manager, Director
Susan Robbins	Vice President, Senior Research Analyst, Director
Louis Beasley	Vice President, Chief Compliance Officer
Henry Mayorga	Vice President, Chief Information Security Officer
Pat Patalino	Vice President, General Counsel, Secretary
Peggy Wong	Chief Financial Officer, Treasurer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of BAMCO. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which BAMCO, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of BAMCO or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 9, 2021

Tax-Managed U.S. Mid & Small Cap Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Easterly Investment Partners LLC to serve as a new non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Snow Capital Management, L.P. as a non-discretionary money manager to the Fund. These changes became effective on June 8, 2021.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at https://connect.rightprospectus.com/russellinvestments until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 9, 2021

To Shareholders of the Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Easterly Investment Partners LLC (“Easterly”) to serve as a new non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Snow Capital Management, L.P. as a non-discretionary money manager to the Fund. These changes became effective on June 8, 2021.

The attached Information Statement provides information about Easterly, the new portfolio management contract with Easterly and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Kari Seabrands
Assistant Treasurer
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

TAX-MANAGED U.S. MID & SMALL CAP FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund employs a multi-manager approach whereby RIM manages a portion of the Fund’s assets based upon model portfolios provided by multiple non-discretionary money managers unaffiliated with RIM who employ distinct investment styles. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages the portion of the Fund’s assets that RIM determines not to manage based upon model portfolios provided by the Fund’s money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On May 25, 2021, the Board authorized the signing of a portfolio management contract to engage Easterly Investment Partners LLC (“Easterly”) as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIM. On that same date, the Board also authorized the termination of a portfolio management contract with Snow Capital Management, L.P. (“Snow”) As a non-discretionary money manager to the Fund. On July 1, 2021, the portfolio management contract with Snow was terminated.

Portfolio Management Contract

Effective July 1, 2021, RIM, as fiduciary for RIC, entered into a new portfolio management contract with Easterly. The contract will continue until May 31, 2022. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Easterly and by Easterly upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Easterly, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple non-discretionary money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 25, 2021, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and Easterly. The Trustees approved the terms of the proposed portfolio management contract with Easterly based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the money manager’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures in relation to the money manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed money manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that the proposed changes including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM would not change the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, would not change its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their May 21, 2021 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Easterly, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to its strategy. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.98% (estimated to be $7,741,016 based on an assumed average asset level of $789,899,584 for the twelve months ended October 31, 2020, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.161% (estimated to be $1,271,738 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.161% (estimated to have been $1,271,738 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Easterly.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Easterly acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2021
Morningstar U.S. Equity Fund	$244 million

Additional Information About Easterly

Easterly Investment Partners, LLC, 138 Conant Street, Beverly, MA 01915, is a wholly owned subsidiary of LE Partners Holdings LLC. LE Partners Holdings LLC is 65% owned by Easterly Partners Group LLC and 35% owned by employees of Levin-Easterly Partners LLC. Easterly Partners Group LLC is majority owned and controlled by Darrell Crate and Avshalon Kalichstein. LE Partners Holdings LLC, Easterly Partners Group LLC and Levin-Easterly Partner LLC are all located at 138 Conant Street, Beverly, MA 01915.

The names and principal occupations of the principal executive officers and each director or general partner of Easterly, all located at 138 Conant Street, Beverly, MA 01915, are listed below.

Name	Principal Occupation/Title
Jack Murphy	Chief Investment Officer
Darrell Crate	Chairman
Eric Colandrea	Chief Compliance Officer and General Counsel

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Easterly. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Easterly, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Easterly or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 9, 2021

Unconstrained Total Return Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Unconstrained Total Return Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Ardea Investment Management Pty Ltd to serve as a money manager to the Fund. This change became effective on June 8, 2021.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at https://connect.rightprospectus.com/russellinvestments until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 9, 2021

To Shareholders of the Unconstrained Total Return Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Ardea Investment Management Pty Ltd (“Ardea”) to serve as a money manager to the Fund. This change became effective on June 8, 2021.

The attached Information Statement provides information about Ardea, the new portfolio management contract with Ardea and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Kari Seabrands
Assistant Treasurer
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

UNCONSTRAINED TOTAL RETURN FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Unconstrained Total Return Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIM. Assets not allocated to money managers are managed by RIM. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On May 25, 2021, the Board authorized the signing of a portfolio management contract to engage Ardea Investment Management Pty Ltd (“Ardea”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIM.

Portfolio Management Contract

Effective May 25, 2021, RIM, as fiduciary for RIC, entered into a new portfolio management contract with Ardea. The contract will continue until May 31, 2022. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Ardea and by Ardea upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Ardea, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 25, 2021, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and Ardea. The Trustees approved the terms of the proposed portfolio management contract with Ardea based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures in relation to the money manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed money manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $713 million (as of December 31, 2020), the proposed changes including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM and certain future changes to the Fund’s money managers would decrease by approximately $106,950 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their May 21, 2021 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Ardea, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 1.00% (estimated to be $6,572,076 based on an assumed average asset level of $657,207,567 for the twelve months ended October 31, 2020, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.253% (estimated to be $1,662,735 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, and certain future changes to the Fund’s money managers proposed by RIM, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.238% (estimated to have been $1,564,154 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Ardea.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Ardea does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About Ardea

Ardea Investment Management, LLC, Level 2, 5 Martin Place, Sydney, NSW 2000, Australia, is majority owned and controlled by the Alexander Family Trust and Fidante Partners. The Alexander Family Trust, 2/3 Bradley Avenue, Bellevue Hill, Sydney, NSW, is controlled by Benjamin Alexander. Fidante Partners, Level 1, 5 Martin Place, Sydney, NSW 2000, is wholly owned subsidiary of the Challenger Group Limited, Level 2, 5 Martin Place, Sydney, NSW 2000, Australia, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Ardea, all located at Level 2, 5 Martin Place, Sydney, NSW 2000, Australia, are listed below.

Name	Principal Occupation/Title
Ben Alexander	Chairman
Peter Tiffin	Independent Member
Nick Hamilton	Chief Executive, Funds Management - Fidante Partners

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Ardea. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Ardea, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Ardea or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 9, 2021

Multi-Strategy Income Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Multi-Strategy Income Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Oaktree Fund Advisors, LLC to serve as a new discretionary and non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Oaktree Capital Management, L.P. as a non-discretionary money manager to the Fund. These changes became effective on June 8, 2021.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at https://connect.rightprospectus.com/russellinvestments until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 9, 2021

To Shareholders of the Multi-Strategy Income Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Oaktree Fund Advisors, LLC (“Oaktree”) to serve as a new discretionary and non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Oaktree Capital Management, L.P. (“Oaktree Capital”) as a non-discretionary money manager to the Fund. These changes became effective on June 8, 2021.

The attached Information Statement provides information about Oaktree, the new portfolio management contracts with Oaktree and the Board’s considerations in approving the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Kari Seabrands
Assistant Treasurer
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

MULTI-STRATEGY INCOME FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Multi-Strategy Income Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIM. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to discretionary money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On May 25, 2021, the Board authorized the signing of portfolio management contracts to engage Oaktree Fund Advisors, LLC (“Oaktree”) as a discretionary money manager to manage the investment and reinvestment of a portion of the assets assigned to them by RIM and as a non-discretionary money manager with respect to a portion of the assets determined by RIM. On that same date, the Board also authorized the termination of a similar portfolio management contract with Oaktree Capital Management, L.P. (“Oaktree Capital”) a non-discretionary money manager for the Fund. On May 25, 2021, the portfolio management contract with Oaktree Capital was terminated.

Portfolio Management Contract

Effective May 25, 2021, RIM, as fiduciary for RIC, entered into new portfolio management contracts with Oaktree. The contracts will continue until May 31, 2022. Thereafter, the contracts will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contracts may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Oaktree and by Oaktree upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contracts with Oaktree, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection or recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in or recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 25, 2021, the Board received a proposal from RIM to approve new portfolio management contracts between RIM and Oaktree. The Trustees approved the terms of the proposed portfolio management contracts with Oaktree based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the new money manager and managed pursuant to the new money manager’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures in relation to the money manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed money manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, the proposed changes including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM would not change the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, would not change its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their May 21, 2021 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Oaktree, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of all the assets allocated to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.75% (estimated to be $6,706,399 based on an assumed average asset level of $894,186,563 for the twelve months ended October 31, 2020, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.246% (estimated to be $2,199,699 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.246% (estimated to have been $2,199,699 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Oaktree.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Oaktree acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2021
RiverNorth Capital Management	$39 million
Vanguard Emerging Markets Select Stock Fund	$143 million

Additional Information About Oaktree

Oaktree Fund Advisors, 333 S. Grand Avenue 28th Floor Los Angeles, CA 90071, is indirectly owned and controlled by Brookfield Asset Management, Inc., Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281-1023, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Oaktree, all located at 333 S. Grand Avenue 28th Floor Los Angeles, CA 90071 or 680 Washington Blvd., 6th Floor

Stamford, CT 06901, are listed below.

Name	Principal Occupation/Title
Howard Marks	Co-Chairman
Bruce Karsh	Co-Chairman
John Frank	Vice Chairman
Sheldon Stone	Principal
John Brady	Managing Director
Frank Carroll	Managing Director
Julio Herrera	Managing Director
Tim Jensen	Managing Director
Edgar Lee	Managing Director
Bob O’Leary	Managing Director
David Rosenberg	Managing Director
Rajath Shourie	Managing Director
Andrew Watts	Managing Director
Ian Schapiro	Managing Director
Alan Adler	Managing Director
Bill Casperson	Managing Director
Steve Choi	Managing Director
Peter Corbell	Managing Director
Ambrose Fisher	Managing Director
Francoise Giacalone	Managing Director
Rich Goldstein	Managing Director
Keith Gollenberg	Managing Director
Justin Guichard	Managing Director
Mark Jacobs	Managing Director
Jason Keller	Managing Director

Jordon Kruse	Managing Director
Brian Laibow	Managing Director
Todd Liker	Managing Director
Eric Linvingstone	Managing Director
Raj Makam	Managing Director
Andrew Osler	Managing Director
Rob Perelson	Managing Director
Steve Prado	Managing Director
Pedro Sanchez-Mejorada	Managing Director
Derek Smith	Managing Director
Stu Spangler	Managing Director
Janet Wang	Managing Director
Matt Wilson	Managing Director
David Yee	Managing Director
George Leiva	Managing Director
Mary Knobler	Managing Director
Carolyn O’Brien	Managing Director
Sam Rotondo	Managing Director
Todd Molz	Managing Director
Rich Ting	Managing Director
Kristin Scott	Managing Director
Brian Beck	Managing Director
Shirley Lo	Managing Director
Emily Stephens	Managing Director
Martin Boskovitch	Managing Director
Jay Ghiya	Managing Director
Nicole Adrien	Managing Director
Joe Fergus	Managing Director
Tony Harrington	Managing Director
John Sweeney	Managing Director
Armen Panossian	Managing Director
Mel Carlisle	Managing Director
John Edwards	Managing Director
Iris Fein	Managing Director
Brian Grefsrud	Managing Director
Milwood Hobbs	Managing Director
David Orkin	Managing Director
Bill Santangelo	Managing Director
Ben Bianchi	Managing Director
Michael Cardito	Managing Director
Peter Chang	Managing Director
Cary Kleinman	Managing Director
Emmet McCann	Managing Director
Rob Ackerman	Managing Director
Bill Kelly	Managing Director
Talbot Carleton	Managing Director
Lisa Kenyon	Managing Director
Ossama Ghebrial	Managing Director
Dan Levin	Managing Director
Andrea Williams	Managing Director
Adam Pierce	Managing Director
Alexis Otto	Managing Director
Caleb Kramer	Managing Director
Christopher Boehringer	Managing Director
David Snelgrove	Managing Director
Fernando Alvarez Jimenez	Managing Director

Hermann Dambach	Managing Director
James Van Steenkiste	Managing Director
Jason Lee	Managing Director
Jay Wintrob	Chief Executive Officer
Jean Rollier	Managing Director
John Forth	Managing Director
Karim Khairallah	Managing Director
Madelaine Jones	Managing Director
Manish Desai	Managing Director
Nael Khatoun	Managing Director
Pearlyn Chong	Managing Director
Pedro Urquidi	Managing Director
Peyman Saidi-Ardestani	Managing Director
Doug Allen	Managing Director
Federico Canciani	Managing Director
Brad Howard	Managing Director
Dominic Keenan	Managing Director
Jerilyn McAniff	Managing Director
Zach Serebrenik	Managing Director
Cass Traub	Managing Director
Paul Van Wyk	Managing Director
Matt Pendo	Managing Director
Mahesh Balakrishnan	Managing Director
Kaj Vazales	Managing Director
Zeljka Bosner	Managing Director
Byron Beath	Managing Director
Michelle Swanenburg	Managing Director
Kimberly Backman	Managing Director
Yi Zhang	Managing Director
Rodney Vencachatellum	Managing Director
Baptiste Vaissie	Managing Director
Viren Shah	Managing Director
Doug Powell	Managing Director
Jared Parker	Managing Director
Kim Larin	Managing Director
Bryan Groppi	Managing Director
Ryan Delaney	Managing Director
Vincent Catherine	Managing Director
Charles Blackburn	Managing Director
Nicholas Weber	Managing Director
Ben Coughlin	Managing Director
Steven Tesoriere	Managing Director
Raymond Chan	Managing Director
Takeshi Tsubota	Managing Director
Brendan Beer	Managing Director
Julian Acebo	Managing Director
Mari Adario	Managing Director
Thomas Casarella	Managing Director
Rachel Chao	Managing Director
Chris Fanning	Managing Director
Jesse Huff	Managing Director
Mark Hulbert	Managing Director
Amy Johannes	Managing Director
Taejo Kim	Managing Director
Andreas Kraemer	Managing Director
Jean-Pierre Latrille	Managing Director

Patrick McCaney	Managing Director
David Quick	Managing Director
Petar Raketic	Managing Director
Alap Shah	Managing Director
Andrew Shuleschenko	Managing Director
Colin Smith	Managing Director
Jennifer Spendlove	Managing Director
Matias Stitch	Managing Director
Max Wong	Managing Director
Eric Johnson	Managing Director
James Burchetta	Managing Director
Pearl Chang	Managing Director
Atif Chaudhry	Managing Director
Stephen Collins	Managing Director
Jessica Curran	Managing Director
Wayne Dahl	Managing Director
Jay Daryanani	Managing Director
Peter Deschner	Managing Director
Juan Espinoza	Managing Director
Martin Graham	Managing Director
Tom Jaggers	Managing Director
Ronnie Kaplan	Managing Director
Jared Lazarus	Managing Director
Daniel Saieh	Managing Director
Rob Self	Managing Director
Savan Shah	Managing Director
John Van Benschoten	Managing Director
Pablo Velez Calvo	Managing Director
Rengasamy Velu	Managing Director
Karen Wang	Managing Director
Alfredo Viegas	Managing Director
Francesco Giuliani	Managing Director
Dror Karidi	Managing Director
Jonatan Plavnick	Managing Director
Soonwoong Kook	Managing Director
Nicholas Basso	Managing Director
Guillaume Bayol	Managing Director
Craig Borcherding	Managing Director
David Brown	Managing Director
Alejandro Cano	Managing Director
Samuele Cappelletti	Managing Director
Antonin de Margerie	Managing Director
Peter DiMartino	Managing Director
Alison Endemano	Managing Director
Tracy Freeman	Managing Director
Bala Ganesan	Managing Director
Adam Gray	Managing Director
Ramzi Habibi	Managing Director
Brook Hinchman	Managing Director
Durga Kanumilli	Managing Director
Heiko Keppler	Managing Director
Raghav Khanna	Managing Director
Yusef Kudsi	Managing Director
Atul Mehta	Managing Director
Warren Min	Managing Director
Danielle Poli	Managing Director

Sanjay Rathod	Managing Director
Amy Rice	Managing Director
John Sievers	Managing Director
Alexander Taubman	Managing Director
Raj Yapa	Managing Director
John Keleghan	Managing Director
Michael Nadeau	Managing Director
Fraser Brown	Managing Director
Peter Preisler	Managing Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Oaktree. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Oaktree, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Oaktree or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

August 9, 2021

Multi-Asset Growth Strategy Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Multi-Asset Growth Strategy Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Man Investments Australia Limited to serve as a new non-discretionary money manager to the Fund and Oaktree Fund Advisors, LLC to serve as a new discretionary and non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Oaktree Capital Management, L.P. as a non-discretionary money manager to the Fund. These changes became effective on June 8, 2021.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at https://connect.rightprospectus.com/russellinvestments until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

August 9, 2021

To Shareholders of the Multi-Asset Growth Strategy Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Man Investments Australia Limited (“Man Investments”) to serve as a new non-discretionary money manager to the Fund and Oaktree Fund Advisors, LLC (“Oaktree”) to serve as a new discretionary and non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Oaktree Capital Management, L.P. (“Oaktree Capital”) as a non-discretionary money manager to the Fund. These changes became effective on June 8, 2021.

The attached Information Statement provides information about Man Investments and Oaktree, the new portfolio management contracts with Man Investments and Oaktree and the Board’s considerations in approving the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Kari Seabrands
Assistant Treasurer
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

MULTI-ASSET GROWTH STRATEGY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Multi-Asset Growth Strategy Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIM. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to discretionary money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On May 25, 2021, the Board authorized (i) the signing of a portfolio management contract to engage Man Investments Australia Limited (“Man Investments”) as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIM; and (ii) the signing of a portfolio management contract to engage Oaktree Fund Advisors, LLC (“Oaktree”) as a discretionary money manager to manage the investment and reinvestment of a portion of the assets assigned to them by RIM and as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIM. On that same date, the Board also authorized the termination of a similar portfolio management contract with Oaktree Capital Management, L.P. (“Oaktree Capital”) a non-discretionary money manager for the Fund. On May 25, 2021, the portfolio management contract with Oaktree Capital was terminated.

Portfolio Management Contract

Effective May 25, 2021, RIM, as fiduciary for RIC, entered into new portfolio management contracts with Man Investments and Oaktree. Each contract will continue until May 31, 2022. Thereafter, each contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. Each contract is automatically terminated if assigned. Each contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Man Investments or Oaktree and by Man Investments or Oaktree upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contracts with Man Investments and Oaktree, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection or recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in or recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 25, 2021, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and each of Man Investments and Oaktree. The Trustees approved the terms of the proposed portfolio management contract with each of Man Investments and Oaktree based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the new money manager and managed pursuant to the new money manager’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures in relation to the money manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed money manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $1.5 billion (as of December 2020), the proposed changes including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM would increase by approximately $355,860 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, decrease its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their May 21, 2021 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Man Investments and Oaktree, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of all the assets allocated to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.83% (estimated to be $13,926,042 based on an assumed average asset level of $1,677,836,333 for the twelve months ended October 31, 2020, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.179% (estimated to be $3,003,327 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.202% (estimated to have been $3,389,229 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein. These figures do not reflect consolidation of the Fund’s wholly-owned subsidiary.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Man Investments or Oaktree.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Man Investments does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Oaktree acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2022
RiverNorth Capital Management	$39 million
Vanguard Emerging Markets Select Stock Fund	$143 million

Additional Information About Man Investments and Oaktree

Man Investments Australia Limited, Level 27, Chifley Square Sydney NSW 2000 Australia, is indirectly wholly-owned and controlled by Man Group plc, Riverbank House 2 Swan Lane London, EC4R 3AD United Kingdom, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Man Investments, all located at Level 27, Chifley Square Sydney NSW 2000 Australia, are listed below.

Name	Principal Occupation/Title
Teun Johnston	CEO of Man GLG
Carol Ward	President of Man GLG

Oaktree Fund Advisors, 333 S. Grand Avenue 28th Floor Los Angeles, CA 90071, is indirectly owned and controlled by Brookfield Asset Management, Inc., Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281-1023, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Oaktree, all located at 333 S. Grand Avenue 28th Floor Los Angeles, CA 90071 or 680 Washington Blvd., 6th Floor

Stamford, CT 06901, are listed below.

Name	Principal Occupation/Title
Howard Marks	Co-Chairman
Bruce Karsh	Co-Chairman
John Frank	Vice Chairman
Sheldon Stone	Principal
John Brady	Managing Director
Frank Carroll	Managing Director

Julio Herrera	Managing Director
Tim Jensen	Managing Director
Edgar Lee	Managing Director
Bob O’Leary	Managing Director
David Rosenberg	Managing Director
Rajath Shourie	Managing Director
Andrew Watts	Managing Director
Ian Schapiro	Managing Director
Alan Adler	Managing Director
Bill Casperson	Managing Director
Steve Choi	Managing Director
Peter Corbell	Managing Director
Ambrose Fisher	Managing Director
Francoise Giacalone	Managing Director
Rich Goldstein	Managing Director
Keith Gollenberg	Managing Director
Justin Guichard	Managing Director
Mark Jacobs	Managing Director
Jason Keller	Managing Director
Jordon Kruse	Managing Director
Brian Laibow	Managing Director
Todd Liker	Managing Director
Eric Linvingstone	Managing Director
Raj Makam	Managing Director
Andrew Osler	Managing Director
Rob Perelson	Managing Director
Steve Prado	Managing Director
Pedro Sanchez-Mejorada	Managing Director
Derek Smith	Managing Director
Stu Spangler	Managing Director
Janet Wang	Managing Director
Matt Wilson	Managing Director
David Yee	Managing Director
George Leiva	Managing Director
Mary Knobler	Managing Director
Carolyn O’Brien	Managing Director
Sam Rotondo	Managing Director
Todd Molz	Managing Director
Rich Ting	Managing Director
Kristin Scott	Managing Director
Brian Beck	Managing Director
Shirley Lo	Managing Director
Emily Stephens	Managing Director
Martin Boskovitch	Managing Director
Jay Ghiya	Managing Director
Nicole Adrien	Managing Director
Joe Fergus	Managing Director
Tony Harrington	Managing Director
John Sweeney	Managing Director
Armen Panossian	Managing Director
Mel Carlisle	Managing Director
John Edwards	Managing Director
Iris Fein	Managing Director
Brian Grefsrud	Managing Director
Milwood Hobbs	Managing Director
David Orkin	Managing Director

Bill Santangelo	Managing Director
Ben Bianchi	Managing Director
Michael Cardito	Managing Director
Peter Chang	Managing Director
Cary Kleinman	Managing Director
Emmet McCann	Managing Director
Rob Ackerman	Managing Director
Bill Kelly	Managing Director
Talbot Carleton	Managing Director
Lisa Kenyon	Managing Director
Ossama Ghebrial	Managing Director
Dan Levin	Managing Director
Andrea Williams	Managing Director
Adam Pierce	Managing Director
Alexis Otto	Managing Director
Caleb Kramer	Managing Director
Christopher Boehringer	Managing Director
David Snelgrove	Managing Director
Fernando Alvarez Jimenez	Managing Director
Hermann Dambach	Managing Director
James Van Steenkiste	Managing Director
Jason Lee	Managing Director
Jay Wintrob	Chief Executive Officer
Jean Rollier	Managing Director
John Forth	Managing Director
Karim Khairallah	Managing Director
Madelaine Jones	Managing Director
Manish Desai	Managing Director
Nael Khatoun	Managing Director
Pearlyn Chong	Managing Director
Pedro Urquidi	Managing Director
Peyman Saidi-Ardestani	Managing Director
Doug Allen	Managing Director
Federico Canciani	Managing Director
Brad Howard	Managing Director
Dominic Keenan	Managing Director
Jerilyn McAniff	Managing Director
Zach Serebrenik	Managing Director
Cass Traub	Managing Director
Paul Van Wyk	Managing Director
Matt Pendo	Managing Director
Mahesh Balakrishnan	Managing Director
Kaj Vazales	Managing Director
Zeljka Bosner	Managing Director
Byron Beath	Managing Director
Michelle Swanenburg	Managing Director
Kimberly Backman	Managing Director
Yi Zhang	Managing Director
Rodney Vencachatellum	Managing Director
Baptiste Vaissie	Managing Director
Viren Shah	Managing Director
Doug Powell	Managing Director
Jared Parker	Managing Director
Kim Larin	Managing Director
Bryan Groppi	Managing Director
Ryan Delaney	Managing Director

Vincent Catherine	Managing Director
Charles Blackburn	Managing Director
Nicholas Weber	Managing Director
Ben Coughlin	Managing Director
Steven Tesoriere	Managing Director
Raymond Chan	Managing Director
Takeshi Tsubota	Managing Director
Brendan Beer	Managing Director
Julian Acebo	Managing Director
Mari Adario	Managing Director
Thomas Casarella	Managing Director
Rachel Chao	Managing Director
Chris Fanning	Managing Director
Jesse Huff	Managing Director
Mark Hulbert	Managing Director
Amy Johannes	Managing Director
Taejo Kim	Managing Director
Andreas Kraemer	Managing Director
Jean-Pierre Latrille	Managing Director
Patrick McCaney	Managing Director
David Quick	Managing Director
Petar Raketic	Managing Director
Alap Shah	Managing Director
Andrew Shuleschenko	Managing Director
Colin Smith	Managing Director
Jennifer Spendlove	Managing Director
Matias Stitch	Managing Director
Max Wong	Managing Director
Eric Johnson	Managing Director
James Burchetta	Managing Director
Pearl Chang	Managing Director
Atif Chaudhry	Managing Director
Stephen Collins	Managing Director
Jessica Curran	Managing Director
Wayne Dahl	Managing Director
Jay Daryanani	Managing Director
Peter Deschner	Managing Director
Juan Espinoza	Managing Director
Martin Graham	Managing Director
Tom Jaggers	Managing Director
Ronnie Kaplan	Managing Director
Jared Lazarus	Managing Director
Daniel Saieh	Managing Director
Rob Self	Managing Director
Savan Shah	Managing Director
John Van Benschoten	Managing Director
Pablo Velez Calvo	Managing Director
Rengasamy Velu	Managing Director
Karen Wang	Managing Director
Alfredo Viegas	Managing Director
Francesco Giuliani	Managing Director
Dror Karidi	Managing Director
Jonatan Plavnick	Managing Director
Soonwoong Kook	Managing Director
Nicholas Basso	Managing Director
Guillaume Bayol	Managing Director

Craig Borcherding	Managing Director
David Brown	Managing Director
Alejandro Cano	Managing Director
Samuele Cappelletti	Managing Director
Antonin de Margerie	Managing Director
Peter DiMartino	Managing Director
Alison Endemano	Managing Director
Tracy Freeman	Managing Director
Bala Ganesan	Managing Director
Adam Gray	Managing Director
Ramzi Habibi	Managing Director
Brook Hinchman	Managing Director
Durga Kanumilli	Managing Director
Heiko Keppler	Managing Director
Raghav Khanna	Managing Director
Yusef Kudsi	Managing Director
Atul Mehta	Managing Director
Warren Min	Managing Director
Danielle Poli	Managing Director
Sanjay Rathod	Managing Director
Amy Rice	Managing Director
John Sievers	Managing Director
Alexander Taubman	Managing Director
Raj Yapa	Managing Director
John Keleghan	Managing Director
Michael Nadeau	Managing Director
Fraser Brown	Managing Director
Peter Preisler	Managing Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Man Investments or Oaktree. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Man Investments or Oaktree, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Man Investments or Oaktree or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.